Exhibit 99.1

Welcome to the 2005 Shareholders Meeting

New Visual Shareholder Meeting

Safe Harbor Statement:

With the exception of historical information contained in this press release, this press release may include “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including but not limited to the following: product development difficulties; market demand and acceptance of products; the impact of changing economic conditions; business conditions in the Internet and telecommunications industries; reliance on third parties, including potential suppliers, licensors, and licensees; the impact of competitors and their products;
risks concerning future technology; and other factors detailed in this press release and in the company’s Securities and Exchange Commission filings. New Visual is under no obligation to revise or update any forward looking statement in order to reflect events or circumstances that may arise in the future.

New Visual Shareholder Meeting

Brad Ketch, CEO New Visual Corporation

New Visual Shareholder Meeting

semiconductor

New Visual Shareholder Meeting

Driving the Future of MultiMedia

Broadband Delivery

New Visual Shareholder Meeting

semiconductor

Home
About Us
Products
Solutions
Contact Us
Company
Investors
Investors
Press Room
FAQ's
About Us
The great, unfinished task of the telecom industry is to fill the "last mile gap" that prevents businesses and consumers from enjoying the benefit of the global, high-speed data backbone. The gap occurs where the low-speed capacity of local loop telephone networks meets the demand for high-speed services. Ninety-three percent of business buildings, for example, are unable to get high-speed data services because the facilities that underlay them are copper wires.
Filling the last mile gap with fiber is prohibitively expensive, so Rim Semiconductor has developed a new silicon-based strategy, best described as "Fiber Avoidance" if a wireline carrier can avoid deploying fiber optics in delivering fiber-like services, that carrier can increase its return on assets in a dramatic way. The value proposition of Rim can best be summarized as a solution that allows service providers to send digital information farther and faster, utilizing a low-cost implementation/deployment strategy that leverages the existing copper infrastructure.

Driving the Future of MultiMedia Broadband Delivery

New Ticker Symbol

New Website

Driving the Future of MultiMedia Broadband Delivery

Why Invest

RIGHT MARKET

RIGHT TIMING

RIGHT TECHNOLOGY

RIGHT PROFIT MARGIN

RIGHT MANUFACTURNG

RIGHT MARKETING

RIGHT TEAM

Competitive
bandwidth delivery sectors

Rim Semi market focus

WIRELESS

CABLE

SATELLITE

FIBER

COPPER

COPPER CARRIER

STILL KING

POSITIONING

Driving the Future of MultiMedia Broadband Delivery

SIZE OF

MARKET POTENTIAL

(CAPEX)

Carriers in trouble

Losing 15% market share
in Voice & DSL subscribers

Now ready to compete

Long-range, copper delivers
best ROI @ lowest cost
for BB service delivery

WIRELESS

CABLE

SATELLITE

FIBER

COPPER

“FREE”
PAID FOR PLANT

POSITIONING

Driving the Future of MultiMedia Broadband Delivery

EXISTING

MARKET

PENETRATION

Deutsche Telekom
SBC
france telecom
BT
verizon
Qwest
TELECOM ITALIA

COPPER

BIGGEST REVENUE OPPTY FOR RIM

HIGHEST ROI OPPTY AMONG
POTENTIAL RIM CUSTOMERS

POSITIONING

Driving the Future of MultiMedia Broadband Delivery

BIGGEST PAIN

MOST MOTIVATION TO BUY

Subscriber demand for
multimedia is clear

Subscriber demand driving carriers to Rim Semi:
- Bandwidth Demand
                        Gaming
                        Music & Video
                        SOHO
                        generic internet
                        VoIP
                        3x HDTV ($800 ea)

BATTLE FOR THE

DIGITAL HOME

POSITIONING

Driving the Future of MultiMedia Broadband Delivery

?

Digital Home - Bandwidth Requirement

POSITIONING

Driving the Future of MultiMedia Broadband Delivery

HDTV = 8Mb/s
typical home = 3 channels

INTERNET = 1.5Mb/s
typical home =
                      business VPN
                      streaming audio
                      online gaming
                      streaming video

VoIP = 0.5Mb/s
typical home = 3 phones

BATTLE FOR THE

DIGITAL HOME

BANDWIDTH DELIVERY
REQUIREMENT = 26Mb/s

Digital Home - Bandwidth Delivery – WHO WILL PREVAIL

POSITIONING

Driving the Future of MultiMedia Broadband Delivery

BATTLE FOR THE

DIGITAL HOME

?

EXISTING COPPER ?

DIGITAL CATV ?

UNBUILT, COSTLY FIBER ?

FULLY CAPABLE &
DELIVERING TODAY

BANDWIDTH DELIVERY
REQUIREMENT = 26Mb/s

Cable now selling
and eroding copper:

- Phone
- HDTV
- Internet

POSITIONING

Driving the Future of MultiMedia Broadband Delivery

BATTLE FOR THE

DIGITAL HOME

?

EXISTING COPPER

DIGITAL CATV

FULLY CAPABLE &
DELIVERING TODAY

BANDWIDTH DELIVERY
REQUIREMENT = 26Mb/s

Digital Home - Bandwidth Delivery – WHO WILL PREVAIL

Capacity to serve the Digital Household
is mandatory for the Copper Carriers survival

POSITIONING

Driving the Future of MultiMedia Broadband Delivery

BATTLE FOR THE

DIGITAL HOME

EXISTING COPPER

VDSL2 @ 26Mb/s = 5% penetration

EMBARQ @ 26Mb/s = 40%+ penetration

BANDWIDTH DELIVERY
REQUIREMENT = 26Mb/s

Digital Home - Bandwidth Delivery – WHO WILL PREVAIL

Capacity to serve the Digital Household
is mandatory for the Copper Carriers survival

Only Embarq can get carriers competitive

Driving the Future of MultiMedia Broadband Delivery

RIGHT MARKET

RIGHT TIMING

RIGHT TECHNOLOGY

RIGHT PROFIT MARGIN

RIGHT MANUFACTURNG

RIGHT MARKETING

RIGHT TEAM

DIGITAL HOUSEHOLD

MARKET TIMING

Driving the Future of MultiMedia Broadband Delivery

Reaching the Finish Line First

Q2 ‘06

Q4 ‘05

NOW

Subscribers

M

A

T

U

R

I

T

Y

Driving the Future of MultiMedia Broadband Delivery

RIGHT MARKET

RIGHT TIMING

RIGHT TECHNOLOGY

RIGHT PROFIT MARGIN

RIGHT MANUFACTURNG

RIGHT MARKETING

RIGHT TEAM

MODEM

Rim Semi VISION

Driving the Future of MultiMedia Broadband Delivery

How we will capture this demand

TELCO EQPT.

Leveraging

Copper Plant

What we deliver

TELCO EQPT.

MODEM

RIM Chipsets

E X I S T I N G    I N T E L L E C T U A L    P R O P E R T  Y

11 PATENTS

Rim Semi VISION

Driving the Future of MultiMedia Broadband Delivery

EmbarqTM

MODEM

Rim Semi VISION

Driving the Future of MultiMedia Broadband Delivery

How we deploy

TELCO EQPT.

Leveraging

Copper Plant

RETROFIT

RETROFIT

“Embarq”

“Embarq”

UTSTARCOM
WESTELL
3com
tellabs
HITACHI
Inspire the Next
NORTEL
ADTRAN
ALCATEL

MODEM

TELCO EQPT.

Rim Semi MARKETS

Driving the Future of MultiMedia Broadband Delivery

Equipment manufacturer interest in Rim Semi

RIM Chipsets

>100 VENDORS – 12 CRITICAL

LEVERAGING RELATIONSHIPS

42 VENDORS – 8 CRITICAL

LEVERAGING RELATIONSHIPS

How carrier demand

motivates equipment
suppliers

Mb/s 100
90
80
70
60
50
40
30
20
10
Bandwidth Required
by the Digital Home
1000 feet
3000 feet
1 mile
1.5 miles
HDSL
HDSL2
SDSL
ADSL
VDSL
Embarq

SUPERIOR TECHNOLOGY

Driving the Future of MultiMedia Broadband Delivery

Superior Performance

Mb/s 100
90
80
70
60
50
40
30
20
10
1 mile
Bandwidth Required
by the Digital Home
VDSL
Embarq

SUPERIOR TECHNOLOGY

Driving the Future of MultiMedia Broadband Delivery

Superior Performance for the Long Haul

SUPERIOR TECHNOLOGY

Driving the Future of MultiMedia Broadband Delivery

Historically, industry standards adapt to demand

Quote form Walter Chin
“DSL standards body is flexible,
will adopt best functionality”

1995                               1999                                   2002                                2005                  2006

adsl

vdsl

shdsl

vdsl2

Embarq

L O W E R        C O S T

Driving the Future of MultiMedia Broadband Delivery

RIGHT MARKET

RIGHT TIMING

RIGHT TECHNOLOGY

RIGHT PROFIT MARGIN

RIGHT MANUFACTURNG

RIGHT MARKETING

RIGHT TEAM

Figure 4. Total VDSL IC port and revenue forecast
Ports (K)
US$M
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
$500
$400
$300
$200
$100
$0
2003
2004
2005
2006
2007
2008
Embarq
VDSL2
Source: In-Stat/MDR, 10/03
VDSL CO
VDSL CPE
Revenue (US$M)

TAM BREAKTHROUGH

Driving the Future of MultiMedia Broadband Delivery

Source: INSTAT

Competitive status:

vendor #2
vendor #3
vendor #4

RIM Strategy:

ENTRY STRATEGY

Driving the Future of MultiMedia Broadband Delivery

“ME TOO” STRATEGY

APPLE VS IBM = HIGHER PROFIT MARGINS

Driving the Future of MultiMedia Broadband Delivery

RIGHT MARKET

RIGHT TIMING

RIGHT TECHNOLOGY

RIGHT PROFIT MARGIN

RIGHT MANUFACTURNG

RIGHT MARKETING

RIGHT TEAM

PRODUCT DEVELOPMENT

Driving the Future of MultiMedia Broadband Delivery

CODE                                     FPGA                                          ASSP

FINAL  DECEMBER ‘04                                          DECEMBER ‘05                                                          MARCH ‘06

                                                 FPGA                                           ASSP

PRODUCT DEVELOPMENT

Driving the Future of MultiMedia Broadband Delivery

Ready-built silicon, proven @ 100Mb/s

Off the shelf = faster time to market

Flexible, programmable chips
cheap, fast repair of defects &
rapid response to customer requests

Fully customized
silicon

Longer development
time

Lower unit cost,
higher ROI

PRODUCT DEVELOPMENT

Driving the Future of MultiMedia Broadband Delivery

The right approach

Fastest to market

Safest to develop

Have the cash on-hand to deliver

                                                  FPGA                                        ASSP

                                                        DECEMBER ‘05                                                            MARCH ‘06

PRODUCT DEVELOPMENT

Driving the Future of MultiMedia Broadband Delivery

HelloSoft Engineering Partner & Investor

Proven chipset expertise – IBM, Intel, Motorola, 1Gig broadband expertise

Committed to priority attention

Staff of 25 allocated to EmbarqTM

Entered next phase July ‘05

                                                 FPGA                                          ASSP

Driving the Future of MultiMedia Broadband Delivery

RIGHT MARKET

RIGHT TIMING

RIGHT TECHNOLOGY

RIGHT PROFIT MARGIN

RIGHT MANUFACTURNG

RIGHT MARKETING

RIGHT TEAM

Established Relationships & Credibility

                        - Domestic    - CPE manufacturers, - DSLAM manufacturers, - Carriers

                        - Asia     - CPE manufacturers, - DSLAM manufacturers, - Carriers

                        (100+ years industry experience, contacts)

Market education:

- Aggressive, persuasive MarCom

- Competitive shootouts

The right market timing

PLAN OF ATTACK

Driving the Future of MultiMedia Broadband Delivery

Driving the Future of MultiMedia Broadband Delivery

RIGHT MARKET

RIGHT TIMING

RIGHT TECHNOLOGY

RIGHT PROFIT MARGIN

RIGHT MANUFACTURNG

RIGHT MARKETING

RIGHT TEAM

FINANCIAL MODEL

Driving the Future of MultiMedia Broadband Delivery

Burn rate

< $100,000 per month

will increase spending as we approach our product release date

FPGA cost

$225,000 in restricted stock issued to HelloSoft, July 26 ’05

$225,000 in cash due to HelloSoft  before FPGA release

HelloSoft cash is currently in bank deposit

THE RIGHT TEAM

Driving the Future of MultiMedia Broadband Delivery

Cut costs 80% & holding

Managed debt without penalty

New funding

RIM assets now exceed liabilities

CONFIDENCE

THANK YOU

Driving the Future of MultiMedia Broadband Delivery

Introduce Mr. Ron Victor, HelloSoft

CONFIDENCE

RIGHT MARKET

RIGHT TIMING

RIGHT TECHNOLOGY

RIGHT PROFIT MARGIN

RIGHT MANUFACTURNG

RIGHT MARKETING

RIGHT TEAM